UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2004

PREMCOR INC.

(Exact name of registrant as specified in its charter)

Commission file number: 1-16827

Delaware	43-1851087
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1700 East Putnam Avenue
Suite 400	06870
Old Greenwich, Connecticut	(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (203) 698-7500

Item 7. Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description
99.1	Premcor Inc. earnings slide presentation dated April 29, 2004
99.2	Press release dated April 29, 2004

Item 9. Regulation FD Disclosure

On April 29, 2004, Premcor Inc. released its first quarter earnings for 2004. In conjunction with the earnings release Premcor Inc. provided information concerning Premcor Inc.’s updated forecast for 2004, which is attached to this report as Exhibit 99.1. This information includes the impact of the acquisition of Motiva Enterprises LLC’s Delaware City, Delaware refining complex.

Safe Harbor Statement

Statements contained in the exhibits to this report that state our expectations or predictions of the future are forward-looking statements intended to be covered by the safe harbor provisions of the Securities Act of 1933 and the Securities Exchange Act of 1934. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those currently anticipated. Factors that could materially affect these forward-looking statements can be found in our periodic reports filed with the Securities and Exchange Commission.

Item 12. Disclosure of Results of Operations and Financial Condition

On April 29, 2004, Premcor Inc. issued a press release announcing its operating results for the first quarter of 2004. A copy of the press release is furnished with this report as Exhibit 99.2.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Premcor Inc.

(Registrant)

/s/ Dennis R. Eichholz

Dennis R. Eichholz
Controller (principal accounting officer and duly authorized officer)

April 29, 2004

Exhibit Index

Exhibit No.	Description

99.1	Premcor Inc. earnings slide presentation dated April 29, 2004

99.2	Press release dated April 29, 2004

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